UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009

U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-25523	33-08843633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
#161 – 936 Peace Portal Drive Blaine, Washington 98230
(Address of principal executive offices)
Registrant’s telephone number, including area code: 702-357-8722

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.  Other Events

          On June 2, 2009, U.S. Canadian Minerals, Inc. (the “Company”) received a “Report of Preliminary Exploration” (the “Report”) as prepared and submitted by Duncan Bain, B.Sc., P.Geo., in his capacity as President of Duncan Bain Consulting, Ltd. of London, Ontario, Canada and as a geological consultant to the Company.  On June 3, 2009, the Company filed a Current Report on Form 8-K with the Securities Exchange Commission (“SEC”). The Report was formatted on Canadian National Instrument 43-101 (“NI 43-101”) which is a mineral resource classification scheme that provides strict guidelines for the public disclosure of scientific and technical information relating to mineral properties. The Report has been posted on the Company’s website – www.uscanadianmin.com – and can be reviewed there in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Canadian Minerals, Inc.

Dated: July 10, 2009	By:	/s/ Van der Bok Busboom
	Name:	Van der Bok Busboom
	Title:	President, Chief Executive Officer